FLORIDA GAMING CORPORATION, INC.
(a Delaware Corporation)
AND
FLORIDA GAMING CENTERS, INC.
(a Florida Corporation)
AND
CITY NATIONAL BANK OF FLORIDA, a national banking corporation, as successor by merger to CITY NATIONAL BANK OF MIAMI, as trustee under its land trust No 5003471 dated January 3, 1979
(a Florida land trust)

SECURED PROMISSORY NOTE
(the "Note")

$1,000,000 January __, 2011

FOR VALUE RECEIVED, FLORIDA GAMING CENTERS, INC., a Florida corporation ("Centers") and FLORIDA GAMING CORPORATION, INC., a Delaware corporation ("Parent") and CITY NATIONAL BANK OF FLORIDA, a national banking corporation, as successor by merger to CITY NATIONAL BANK OF MIAMI, as trustee under its land trust No 5003471 dated January 3, 1979 ("Trustee") (individually and/or collectively, "Borrower"), promise to pay to the order of AGS CAPITAL, LLC, and its successors and assigns (the "Holder"), on the Maturity Date and as otherwise set forth herein, the principal sum of One Million Dollars ($1,000,000) or such lesser sums as may be disbursed by the Holder under and pursuant to the terms of the Loan and Security Agreement (as defined herein) in legal and lawful money of the United States of America, together with interest from the date hereof on the principal amount from time to time remaining unpaid as provided below. Payment for all amounts due hereunder shall be made at the principal office of Holder or such other address as the Holder may hereafter direct in writing.

Reference is hereby made to that certain Loan and Security Agreement of even date herewith, by and between Borrower, and the Holder, pursuant to which the Holder agreed to loan an aggregate of up to One Million Dollars ($1,000,000) to Borrower (subject to conditions) with the amounts loaned thereunder evidenced by this Note (the "Loan and Security Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the definitions ascribed to them in the Loan and Security Agreement.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note agrees:

1. Maturity Date. The maturity date of this Note ("Maturity Date") shall be the earlier to occur of the funding of the Permanent Financing by the lender therein, and the Borrower's receipt of, or the disbursal of, more than one million dollars ($1,000,000) of Permanent Financing, or March 31, 2011.

2. Interest. The unpaid outstanding principal amount of this Note shall bear interest at an interest rate per annum equal to: (a) eight percent (8%) until the Maturity Date; and (b) at the Default Rate beginning on the day after the Maturity Date, provided, that immediately following the occurrence

and during the continuance of an Event of Default, and notwithstanding any other provisions of this Note or of the Loan and Agreement to the contrary, Borrower, agrees to pay to the Lender interest on the outstanding principal balance of the Loan at the Default Rate.

3. Interest Payments. Interest accrued under this Note shall be paid in full on the Maturity Date.

4. Principal Payments. The principal on this Note shall be paid in full on the Maturity Date. All payments hereunder shall first be applied to any expenses, fees and costs incurred hereunder by Holder, then to accrued but unpaid interest under this Note and thereafter to reduce the then-outstanding principal balance of this Note.

5. Prepayment. Borrower may without premium or penalty at any time prepay in whole or in part the outstanding principal balance of this Note, plus accrued and unpaid interest to date of payment. All prepayments shall be applied first to any accrued and unpaid interest and then to the outstanding principal balance on this Note.

6. Loan and Security Agreement; Events of Default. All sums due under this Note, are secured by certain Collateral. If any Default shall occur and be continuing, Holder shall have the rights and remedies set forth in the Loan and Security Agreement and Mortgage.

7. Binding Effect. This Note shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

8. Transfer of this Note. This Note may be sold, transferred, assigned or otherwise disposed of by the Holder without the consent of Borrower.

9. Failure or Indulgency Not Waiver. The Holder's failure at any time or times hereafter to require strict performance by Borrower of any of the provisions, terms and conditions contained in this Note, the Loan and Security Agreement, the Mortgage, or in any other note, security agreement, agreement, guaranty, instrument or document, now or at any time or times hereafter executed by the Borrower and delivered to the Holder, shall not waive, affect or diminish any right of the Holder at any time or times to demand strict performance thereof and this right shall not be deemed to have been waived by any act or knowledge of the Holder, or any of Holder's agents, unless the waiver is in writing signed by the Holder and directed to Borrower specifying the waiver. No delay on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

10. Attorneys' Fees. Borrower shall pay all costs, expenses and attorneys' and paralegal fees and expenses incurred by the Holder in enforcing the terms of this Note.

Governing Law; Jury Trial. THIS NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT MIAMI, FLORIDA AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF FLORIDA. THE PARTIES AGREE THAT THIS NOTE SHALL BE GOVERNED BY, INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION, AND THE PARTIES AGREE THAT ANY SUIT, ACTION OR PROCEEDING

WITH RESPECT TO THIS NOTE SHALL BE BROUGHT IN THE COURTS OF MIAMI-DADE COUNTY IN THE STATE OF FLORIDA OR IN THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA. THE PARTIES HERETO HEREBY ACCEPT THE EXCLUSIVE JURISDICTION OF THOSE COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. VENUE FOR ANY SUCH ACTION, IN ADDITION TO ANY OTHER VENUE PERMITTED BY STATUTE, WILL BE MIAMI-DADE COUNTY, FLORIDA. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY MATTER OR DISPUTE ARISING UNDER THIS NOTE OR OUT OF ANY ATTEMPT BY HOLDER OR BORROWER TO ENFORCE ANY OF THEIR RESPECTIVE RIGHTS HEREUNDER OR RELATED TO ITS PERFORMANCE OR FAILURE TO PERFORM ANY OBLIGATION HEREUNDER.

11. Usury Laws. This Note shall at all times be in strict compliance with applicable usury laws. If at any time any interest contracted for, charged or received under this Note or otherwise in connection with this Note would be usurious under applicable law, then regardless of the provisions of this Note or any action or event (including, without limitation, prepayment of principal hereunder or acceleration of maturity) which may occur with respect to this Note, Borrower and the Holder is agreed that all sums that would otherwise be usurious shall be immediately credited as a payment of principal hereunder, or if this Note has already been paid, immediately refunded to Borrower. All compensation which constitutes interest under applicable law in connection with this Note shall be amortized, prorated, allocated and spread over the full period of time any indebtedness is owing under this Note, to the greatest extent permissible without exceeding the maximum rate of interest allowed by applicable law from time to time during the term of the Note.

12. Severability. Whenever possible, each provision of this Note shall be construed so as to be interpreted in a manner as to be effective and valid under applicable law. If any provision of this Note or the application thereof to any party or circumstance shall be prohibited by, or invalid under, applicable law, the invalid provision shall be ineffective only to the extent of the prohibition, without invalidating the remainder of that provision of any other provision of this Note or the application of the provision to other parties or circumstances.

13. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given, delivered and received (a) when delivered, if delivered personally, (b) when received if sent by registered or certified mail, return receipt requested and postage prepaid, (c) one (1) business day after delivery to a private courier service, when delivered to a private courier service providing documented overnight service, and (d) on the date of delivery if delivered by electronic mail or telecopy, provided that a confirmation copy is sent on the next business day by first class mail, postage prepaid, in each case addressed:

If to Borrower:

FLORIDA GAMING CENTERS, INC.
3500 NW 37th Avenue
Miami, FL 33142
Attn: President

With a copy to:

Frost Brown Todd LLC

400 West Market Street, Suite 3200,
Louisville, Kentucky 40202
Attn: R. James Straus

FLORIDA GAMING CORPORATION, INC.
3500 NW 37th Avenue
Miami, FL 33142
Attn: President

With a copy to:

Frost Brown Todd LLC
400 West Market Street, Suite 3200,
Louisville, Kentucky 40202
Attn: R. James Straus

CITY NATIONAL BANK OF FLORIDA
25 W Flagler St # 3
Miami, FL 33130
Attn: William E. Shockett, Executive Vice President and Trust Officer

With a copy to:

Frost Brown Todd LLC
400 West Market Street, Suite 3200,
Louisville, Kentucky 40202
Attn: R. James Straus

If to the Holder:

AGS CAPITAL, LLC
2470 Saint Rose Parkway, Suite 210
Henderson, NV 89074
Attn: Legal Department
Email: legal@americangamingsystems.com

With a copy to:
Paul T. Jenson
Shefsky & Froelich Ltd.
111 East Wacker Drive, Suite 2800
Chicago, IL 60601

Any Party may change its address for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

14. Waiver. PRESENTMENT, PROTEST AND NOTICE OF NONPAYMENT AND PROTEST AND THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS ARE HEREBY WAIVED BY THE UNDERSIGNED. ALL ENDORSERS HEREBY WAIVE

NOTICE OF DEMAND, PRESENTMENT, PROTEST AND NOTICE OF NONPAYMENT AND PROTEST.

15. No Violation. Borrower represents that no agreement to which it is a party would prohibit it from entering into this Note or enforcing any term of this Note against it.

16. Headings; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

FLORIDA GAMING CORPORATION, INC.
(a Delaware Corporation)

By: [signature]
Title: CHM. & CEO

By: XX
Title:

FLORIDA GAMING CENTERS, INC.
(a Florida Corporation)

By: [signature]
Title: CHM. & CEO

By: XX
Title:

CITY NATIONAL BANK OF FLORIDA, a national banking corporation, as successor by merger to CITY NATIONAL BANK OF MIAMI, as trustee under its land trust No 5003471 dated January 3, 1979
(a Florida land trust)

By: Douglas J. Helsper
Title: Douglas J. Helsper
Trust Officer + VICE PRESIDENT

By:
Title:

CITY NATIONAL BANK OF FLORIDA EXECUTES THIS INSTRUMENT SOLELY AS TRUSTEE UNDER LAND TRUST NO. 2400-3471 AND NOT INDIVIDUALLY AND NO PERSONAL JUDGEMENT OR DECREE SHALL EVER BE SOUGHT OR OBTAINED AGAINST THE SAID BANK BY REASON OF THIS INSTRUMENT.